THIRD AMENDMENT TO THE CONSTELLATION BRANDS, INC.
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

WHEREAS, Constellation Brands, Inc. (the "Company") maintains the Constellation Brands, Inc. Supplemental Executive Retirement Plan (the "SERP") for the benefit of a select group of management or highly compensated employees of the Company and certain of its affiliates; and

WHEREAS, under Section 4.1 of the SERP, the Company, by action of the Board of Directors of the Company on February 14, 2005, is authorized to amend the SERP, and the Company has determined that amendment of the SERP now is necessary and desirable;

NOW, THEREFORE, that pursuant to the power reserved to the Company under Section 4.1 of the SERP, and by virtue of the authority delegated to the undersigned officer by resolution of the Board of Directors of the Company, the SERP as previously amended, is hereby further amended, effective April 8, 2005, in the following particulars:

1.	By adding the following as the last sentence of Section 1.1 of the SERP:

"Effective as of April 8, 2005, amounts deferred (within the meaning of Code Section 409A) under the Robert Mondavi Corporation Retirement Restoration Plan (the 'Mondavi Plan') prior to January 1, 2005 were merged into this SERP."

2.	By adding the following Section 1.4 to the SERP:

"Code Section 409A Grandfathered Status. Compensation deferred (within the meaning of Code Section 409A) on or before December 31, 2004 is eligible for exemption from Code Section 409A by reason of the statutory grandfather clause set forth in section 885(d) of the American Jobs Creation Act of 2004, Pub. L. No. 108-357, 118 Stat. 1418 (2004). The Company believes that all amounts deferred under the SERP or transferred to the SERP from the Mondavi Plan are eligible for the grandfather clause and intends to preserve the grandfathered status of such amounts. No 'material modifications,' as that term is used for purposes of the Code Section 409A grandfather clause, shall be made to the SERP after October 3, 2004, unless permitted by Internal Revenue Service Notice 2005-1 or subsequent guidance."

3.	By adding the following after the last sentence of Section 2.1 of the SERP:

"No person shall be an Active Participant after the Plan Year ended February 29, 2004."

4.	By replacing Section 2.4 of the SERP with the following:

"2.4     Vested Amounts. Except as otherwise provided herein, a Participant shall be vested in his SERP Account to the same extent that he is vested in his Employer Basic Contribution Account under the Plan.

Any amount credited to a Participant's SERP Account that was not deferred and vested as of December 31, 2004 ('Post-2004 Deferrals') shall be transferred to the Constellation Brands, Inc. 2005 Supplemental Executive Retirement Plan (the "2005 SERP"), effective as of April 8, 2005. Such transferred Post-2004 Deferrals shall be considered a contribution to, and shall be payable under the terms of, the 2005 SERP."

5.	By replacing the first sentence of Section 2.5(b) of the SERP with the following:

"Notwithstanding anything in this Section 2.5 to the contrary and except as provided in Section 2A.6(d), in the event of the occurrence of a Change in Control with respect to the Company, Participants shall be 100% vested in their SERP Accounts, the SERP shall be terminated with respect to each Participant, and the entire SERP Account of each Participant, whether or not in pay status, shall be distributed to the Participant promptly in the form of a lump sum distribution."

6.	By adding the following Section 2A to the SERP, immediately after Section 2:

"Section 2A

Merger of the Robert Mondavi Corporation Retirement Restoration Plan

2A.1  Merger.  Effective April 8, 2005 (the "Mondavi Merger Date"), the portion of the Mondavi Plan attributable to amounts that were deferred (within the meaning of Code Section 409A) thereunder prior to January 1, 2005 will merge into, be transferred to and become payable under the terms of the SERP and will be held, invested and administered pursuant to the provisions of the SERP.

The purpose of this Article is to set forth special provisions that will apply with respect to individuals who are participants in the Mondavi Plan immediately prior to the Mondavi Merger Date ('Mondavi Participants'). Notwithstanding any other provision of the SERP to the contrary, the following provisions of this Article will apply with respect to all Mondavi Participants and will supersede any other provisions of the SERP to the extent they are inconsistent with this Section 2A.

2A.2  Participation.  Each Mondavi Participant on the Mondavi Merger Date will automatically become a Participant in this SERP after the Mondavi Merger Date. No other employee of The Robert Mondavi Corporation who was not a Mondavi Participant on the Mondavi Merger Date will be eligible to participate in the SERP.

2A.4  Accounts.  Amounts transferred from the Mondavi Plan that were attributable to each Mondavi Participant's 'Grandfathered Account' under the Mondavi Plan will be held and invested in such Mondavi Participant's SERP Account under this SERP.

Mondavi Participants for whom amounts are transferred under this Article will at all times be fully vested in their SERP Accounts.

2A.5  Income Credits .  Each Mondavi Participant's SERP Account shall be credited with Income Credits pursuant to the terms and provisions of Section 2.3 of the SERP, except that the balance transferred to the Mondavi Participant's SERP Account from his Grandfathered Account under the Mondavi Plan (the 'Transferred Balance') shall be treated as the Annual Benefit Credits for purposes of the application of Section 2.3.

2A.6  Payment of Benefit.  Notwithstanding the provisions of Section 2.5, a Mondavi Participant will receive the value of his SERP Account in accordance with the following provisions, which are substantially the same as the payment provisions that applied to the Mondavi Participant's accounts under the Mondavi Plan:

(a)	Timing. A Mondavi Participant shall be entitled to receive the vested balance in his SERP Account upon termination of employment with or retirement from the Company.

(b)
Form.  Payment shall be made in accordance with the election form, if any, that the Mondavi Participant completed upon commencement of participation in the Mondavi Plan, on which he elected to receive his vested account balance in a single lump sum payment or in substantially equal installments (paid at least annually) over a period of five, ten or fifteen years. The Mondavi Participant may annually change his election regarding the form of payment by submitting a new election form to the Company, provided that any such change of election shall not be effective until the first day of the Plan Year immediately following the Plan Year in which the new election form is received by the Company. The most recently effective election shall govern the form of payment to the Mondavi Participant. If a Mondavi Participant does not elect a form of payment, then his vested account balance shall be paid in a single lump sum. Payment to the Mondavi Participant shall be made or commence no later than 60 days after the date on which the Participant terminates or retires. In addition, upon the request of a

Mondavi Participant who is receiving installment payments, the Board in its sole discretion and without any obligation to do so, may direct that the payment be accelerated such that the remaining account balance shall be paid in a single lump sum.

(c)
Payment at Death.  If the Mondavi Participant dies before payment of his account balance has been made or commenced, such account balance shall be paid to the Mondavi Participant's Beneficiary in the form elected by the Mondavi Participant on the election form with the most receive effective date; except that if the Mondavi Participant did not elect a form of payment, if the Beneficiary is the Mondavi Participant's estate, or if requested by the Beneficiary and permitted by the Board in its sole discretion, payment shall be made to the Beneficiary in a single lump sum. Payment to the Beneficiary shall be made or commence no later than 60 days after the date on which the Company receives evidence satisfactory to the Company of the Mondavi Participant's death. If the Mondavi Participant dies after installment payments to the Mondavi Participant have commenced but before payment of the full account balance has been made to the Mondavi Participant, the remaining installments shall be paid to the Beneficiary; except that if the Beneficiary is the Mondavi Participant's estate or if requested by the Beneficiary and permitted by the Board in its sole discretion, payment shall be accelerated and the remaining account balance shall be paid in a single lump sum.

(d)	Change in Control. Section 2.5(b) of the SERP shall not apply with respect to the Mondavi Participants' SERP Accounts.

* * *

IN WITNESS WHEREOF, on behalf of the Company, the undersigned officer has executed this amendment this 8th day of April, 2005.

CONSTELLATION BRANDS, INC.

By:	/s/ W. Keith Wilson
Its:	Executive Vice President and Chief Human Resources Officer